                                                                   Exhibit 10.54


SUPPLEMENT AND FIRST AMENDMENT TO PLEDGE AGREEMENT

         This SUPPLEMENT AND FIRST AMENDMENT TO PLEDGE AGREEMENT (this "SUPPLEMENT AND FIRST Amendment"), dated as of October 16, 2003, between JBI HOLDINGS LIMITED, an English corporation ("JBI HOLDINGS"), the Pledgors party to the Pledge Agreement referred to below and FLEET CAPITAL CORPORATION, a Rhode Island corporation, in its capacity as the Administrative Agent (in such capacity, (the "ADMINISTRATIVE AGENT") for the Revolving Credit Lenders and the Term Loan B Lenders (collectively, the "LENDERS") party to the Loan Agreement referred to below.

                                    RECITALS

         WHEREAS, pursuant to that certain Loan and Security Agreement dated as of July 15, 2003 (as amended by the First Amendment thereto, and as it may hereafter be further amended, restated, supplemented or otherwise modified, the "LOAN AGREEMENT"), by and among Jacuzzi Brands, Inc., a Delaware corporation ("JACUZZI"), certain Subsidiaries of Jacuzzi (collectively, with Jacuzzi, the "BORROWERS"), the Administrative Agent, Silver Point Finance, LLC, as agent for the Term Loan B Lenders, and the Lenders from time to time party thereto, the Lenders have made and continue to make loans available to the Borrowers;

         WHEREAS, pursuant to a Pledge Agreement, dated as of July 15, 2003 (as supplemented and amended hereby and as it may hereafter be further amended, restated, supplemented or otherwise modified, the "PLEDGE AGREEMENT"), Jacuzzi and certain Subsidiaries of Jacuzzi (collectively, the "Pledgors") have pledged to the Administrative Agent the shares of stock owned by the Pledgors and described on Schedule I to the Pledge Agreement, as security for the Obligations under the Loan Agreement;

         WHEREAS, the Lenders, by the terms of the First Amendment to the Loan Agreement, have consented to the formation of JBI Holdings and to certain corporate restructuring transactions involving Jacuzzi, certain of its existing Subsidiaries and JBI Holdings, subject to the conditions, among others, that JBI Holdings agree to become a party to the Pledge Agreement, that JBI Holdings pledge all of the shares of USI American Holdings, Inc., which will be held by JBI Holdings following such restructuring transactions, that Jacuzzi pledge all of the shares of JBI Holdings, which will be held by Jacuzzi following such restructuring transactions, and that USI American Holdings, Inc. pledge all of the shares of USI Global Corp., which will be held by USI American Holdings, Inc. following such restructuring transactions;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and the Revolving Credit Lenders and Term Loan B Lenders continuing to make Loans available under the terms of the Loan Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINED TERMS. Except as otherwise defined herein, all defined terms herein shall have the respective meanings ascribed thereto in Loan Agreement and Appendix A thereto.

         2. GRANT OF SECURITY INTEREST. JBI Holdings hereby grants to the Administrative Agent a Lien upon all of its Pledged Collateral of the types described in Section 2 of the Pledge Agreement, including, without limitation, the shares set forth on Schedule I to this Supplement and First Amendment, as and to the extent set forth in the Pledge Agreement and to the same extent as if JBI Holdings had been a party to the Pledge Agreement on the Closing Date. The terms of the Pledge Agreement are incorporated herein by reference in their entirety as though fully set forth herein. Each reference to "Pledgor" or "Pledgors" contained in the Pledge Agreement shall, and shall be deemed to, include a reference to JBI Holdings. Each reference in the Pledge Agreement to "this Pledge Agreement", "herein", hereof" and words of like import and each reference in the other Loan Documents or the Intercreditor Agreement to the Pledge Agreement shall mean the Pledge Agreement as supplemented hereby.

         3. AMENDMENTS TO PLEDGE AGREEMENT.

         a. The definition of "Pledged Stock" in Section 1 of the Pledge Agreement is amended and restated in its entirety as follows:

         "PLEDGED STOCK" means one hundred percent (100%) of the capital stock and other equity interests of each Domestic Subsidiary owned by any Pledgor, one hundred percent (100%) of the capital stock and other equity interests of JBI Holdings Limited owned by any Pledgor and sixty five percent (65%) of the voting capital stock and other equity interests of each first-tier Foreign Subsidiary (other than JBI Holdings Limited) owned by any Pledgor other than, in each case, capital stock and other equity interests of any Immaterial Subsidiary.

         b. Schedule I to the Pledge Agreement is amended as and to the extent set forth on Schedule I to this Supplement and First Amendment.

         c. The Pledge Agreement shall continue in full force and effect as supplemented and amended hereby

         4. GOVERNING LAW. THIS SUPPLEMENT AND FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, this Supplement and First Amendment to Pledge Agreement has been duly executed as of the date first written above.


                                       EXECUTED AS A DEED AND DELIVERED BY:

                                       JBI HOLDINGS LIMITED


                                       By: /s/ Jeffrey B. Park
                                           -------------------------------------

                                       Title: Director




                                       By: /s/ Steven C. Barre
                                           -------------------------------------

                                       Title: Director/Secretary



                                       FLEET CAPITAL CORPORATION,
                                       as Administrative Agent


                                       By: /s/ David Ritchay
                                           -------------------------------------

                                       Title: Senior Vice President
                                              ----------------------------------



                                       PLEDGORS:

                                       Jacuzzi Brands, Inc.
                                       Bathcraft, Inc.
                                       Eljer Plumbingware, Inc.
                                       Gatsby Spas, Inc.
                                       Jacuzzi Inc.
                                       JUSI Holdings, Inc.
                                       Redmont, Inc.
                                       Rexair, Inc.
                                       Sundance Spas, Inc.
                                       USI American Holdings, Inc.
                                       USI Global Corp.
                                       Zurco, Inc.
                                       Zurn Industries, Inc.,
                                       Zurn PEX, Inc.
                                       Asteria Company
                                        (f/k/a Elite Bath Company)
                                       Baylis Brothers Inc.
                                       Bruckner Manufacturing Corp.
                                        (f/k/a Farberware Inc.)
                                       Carlsbad Corp.
                                        (f/k/a Odyssey Sports, Inc.)
                                       Compax Corp.

                                       Eljer Industries, Inc.
                                       Environmental Energy Company
                                       Gary Concrete Products, Inc.
                                       HL Capital Corp.
                                       Jacuzzi Whirlpool Bath, Inc.
                                       KLI, Inc. (f/k/a Keller Ladders, Inc.)
                                       Krikles Canada U.S.A., Inc.
                                        (f/k/a Selkirk Canada U.S.A., Inc.)
                                       Krikles Europe U.S.A., Inc.
                                        (f/k/a Selkirk Europe U.S.A., Inc.)
                                       Krikles, Inc.  (f/k/a Selkirk, Inc.)
                                       Lokelani Development Corporation
                                       Luxor Industries Inc.
                                       Maili Kai Land Development Corporation
                                       Mobilite, Inc.
                                       Nissen Universal Holdings Inc.
                                       Outdoor Products LLC
                                       PH Property Development Company
                                       PLC Realty Inc.
                                        (f/k/a Prescolite Lite Controls, Inc.)
                                       Rexair Holdings, Inc.
                                       Sanitary - Dash Manufacturing Co., Inc.
                                       SH 1 Inc.
                                       Strategic Capital Management, Inc.
                                       Strategic Membership Company
                                       Streamwood Corporation
                                        (f/k/a Quantum Performance Films, Inc.)
                                       TA Liquidation Corp.
                                        (f/k/a Tommy Armour Golf Company)
                                       Trimfoot Co.
                                       TT Liquidation Corp.
                                       UGE Liquidation Inc.
                                        (f/k/a W.K. 25, Inc.)
                                       USI Atlantic Corp.
                                       USI Capital, Inc.
                                       USI Funding, Inc.
                                       USI Properties, Inc.
                                       USI Realty Corp.
                                       Zurn (Cayman Islands), Inc.
                                       Zurn Constructors, Inc.
                                        (f/k/a Advanco Constructors, Inc.)
                                       Zurn EPC Services, Inc. (f/k/a National
                                        Energy Production Corporation)
                                       Zurnacq of California, Inc.


                                       By: /s/ Steven C. Barre
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title: Sr. Vice President, General
                                              Counsel & Secretary
                                              ----------------------------------

                                   SCHEDULE I

                  AMENDMENTS TO SCHEDULE I OF PLEDGE AGREEMENT

1.  The following rows are deleted from Part A of Schedule I to the Pledge
    Agreement:



                                                                                     Number of       Certificate
        Pledgor                          Issuer                  Nature of Shares     Shares          Number(s)
        -------                          ------                  ----------------     ------         -----------
Jacuzzi Brands, Inc.              USI Global Corp.                    Common            100                  1

USI Atlantic Corp.                USI American Holdings, Inc.         Common            200               1, 2



2.  The following rows are inserted in Part A of Schedule I to the Pledge
    Agreement:



                                                                                     Number of       Certificate
        Pledgor                          Issuer                  Nature of Shares     Shares          Number(s)
        -------                          ------                  ----------------     ------         -----------
USI American Holdings, Inc.       USI Global Corp.                    Common            100                  2

JBI Holdings Limited              USI American Holdings, Inc.         Common            200                  3

JBI Holdings Limited              USI American Holdings, Inc.         Common            100                  4




3.  The following row is inserted in Part B of Schedule I to the Pledge
    Agreement:



                                                                                     Number of       Certificate
        Pledgor                          Issuer                  Nature of Shares     Shares          Number(s)
        -------                          ------                  ----------------     ------         -----------
Jacuzzi Brands, Inc.              JBI Holdings Limited               Ordinary           100                  1





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